UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): December 16, 2009
P.H. Glatfelter Company
(Exact name of registrant as specified in its charter)
Delaware
(State or other jurisdiction of incorporation)

1-3560 (Commission File Number)	23-0628360 (IRS Employer Identification Number)
96 South George Street, Suite 500
York, Pennsylvania 17401
(Address of principal executive offices)
Registrant’s telephone number, including area code: (717) 225-4711
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
     On December 17, 2009, P.H. Glatfelter Company (the “Company”) announced that, on December 16, 2009, the United States District Court for the Eastern District of Wisconsin (“U.S. District Court”) rendered an opinion and order on several pending motions in the case captioned Appleton Papers Inc. v. George A. Whiting Paper Co., No. 2:08-cv-16 (E.D. Wis.), including the granting of motions for summary judgment by the Company and other defendants and the denial of motions for summary judgment made by plaintiffs Appleton Papers Inc. and NCR Corporation. The Company believes that the court’s summary judgment order, while subject to appeal, significantly reduces the Company’s exposure to remediation costs for the Lower Fox River and the Bay of Green Bay.
     The U.S. District Court’s Decision and Order and the press release issued by the Company announcing the foregoing are included as Exhibits 99.1 and 99.2 respectively, to this Current Report on Form 8-K and are incorporated by reference in their entirety into this Item 8.01.
     Certain statements included in this Form 8-K which pertain to future financial and business matters, are “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. These statements are based on management’s current expectations and are subject to numerous risks, uncertainties and other unpredictable or uncontrollable factors which may cause actual results or performance to differ materially from the Company’s expectations. Various risks and factors that could cause future results to differ materially from those expressed in the forward-looking statements include, but are not limited to: whether the plaintiffs file an appeal of the order by the U. S. District Court, whether any appeal is successful, the scope of the Company’s obligations to the United States government and the state of Wisconsin, the outcome of the Company’s counterclaims against Appleton Papers, Inc. and NCR Corporation, changes in environmental and other laws and regulations, and other factors. In light of these risks, uncertainties and other factors, the forward-looking events discussed in this Form 8-K may not occur and readers are cautioned not to place undue reliance on these forward-looking statements. The forward-looking statements speak only as of the date of this Form 8-K and Glatfelter undertakes no obligation, and does not intend, to update these forward-looking statements to reflect events or circumstances occurring after the date of this Form 8-K. More information about these factors is contained in Glatfelter’s filings with the U.S. Securities and Exchange Commission, which are available at www.glatfelter.com.
Item 9.01 Financial Statements and Exhibits.
(c) Exhibits
99.1	Decision and Order of United States District Court for the Eastern District of Wisconsin Dismissing Plaintiffs’ Claims for Contribution, dated December 16, 2009.

99.2	A copy of the Company’s press release, dated December 17, 2009.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 18, 2009	P.H. Glatfelter Company
	By:	/s/ Thomas G. Jackson
Thomas G. Jackson
Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Document Description

99.1	Decision and Order of United States District Court for the Eastern District of Wisconsin Dismissing Plaintiffs’ Claims for Contribution, dated December 16, 2009.

99.2	A copy of the Company’s press release, dated December 17, 2009.